UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 30, 2018

THE ST. JOE COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Florida	1-10466	59-0432511
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

133 South Watersound Parkway Watersound, FL		32461
(Address of Principal Executive Offices)		(Zip Code)

(850) 231-6400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Decision Not to Re-Appoint KPMG LLP

On April 2, 2018, The St. Joe Company (the “Company”) notified KPMG LLP (“KPMG”) of its decision not to re-appoint KPMG as the Company’s independent registered public accounting firm for the Company’s 2018 fiscal year. The Company’s decision not to re-appoint KPMG was approved by the Company’s Audit Committee of the Board of Directors on March 30, 2018.

During the two fiscal years ended December 31, 2017, and the subsequent interim period through March 30, 2018, there were no: (1) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference in connection with KPMG’s opinion to the subject matter of the disagreement, or (2) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of KPMG on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2017 and 2016 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The audit reports of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2017 and 2016 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company has provided KPMG with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”). The Company requested KPMG to furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of KPMG’s letter, dated April 4, 2018, is attached hereto as Exhibit 16 to this Form 8-K.

(b) Engagement of Grant Thornton LLP

On March 30, 2018, the Audit Committee approved the engagement of Grant Thornton LLP, (“Grant Thornton,”) as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2018. The change will be effective upon Grant Thornton’s completion of its standard client acceptance process and execution of an engagement letter. The Company did not, nor did anyone on its behalf, consult Grant Thornton, during the Company’s two most recent fiscal years and any subsequent interim period prior to the Company’s engagement of that firm regarding the application of accounting principles to a specified transaction (completed or proposed), the type of audit opinion that might be rendered on the Company’s financial statements, any matter being the subject of disagreement or “reportable event” or any other matter as defined in Regulation S-K, Item 304 (a) (1) (iv) or (a) (1) (v).

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The following is being furnished as an exhibit to this Current Report on Form 8-K:

(d) Exhibit 16  Letter dated April 4, 2018, from KPMG LLP to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ST. JOE COMPANY

		By:	/s/ Marek Bakun
Dated:	April 4, 2018		Marek Bakun
Chief Financial Officer